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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 12, 2001 except as to Note 12 which is as of July 16, 2001, relating to the financial statements of LogicVision, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                          /s/ PricewaterhouseCoopers LLP

San Jose, California

July 17, 2001


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